Long-Term Debt	9 Months Ended	12 Months Ended
	Jun. 30, 2015	Sep. 30, 2014
Debt Disclosure [Abstract]
Long-Term Debt

4. Long-Term Debt

As of June 30, 2015 and September 30, 2014, the Company’s long-term debt consisted of the following:

(in thousands)	June 30, 2015	September 30, 2014
Term loan principal and interest due in quarterly installments through January 31, 2021	$647,223	$597,000
Original issue discount on term loan, net of accumulated amortization	(1,527)	(1,235)
Senior Notes	—	212,000
Original issue discount and initial purchaser discount on senior notes, net of accumulated amortization	—	(4,570)

	645,696	803,195
Less current portion	6,554	168,000

Long-term debt	$639,142	$635,195

Senior Secured Credit Facilities

On January 31, 2014, NMHI and NMHH entered into a new senior credit agreement (the “senior credit agreement”) with Barclays Bank PLC, as administrative agent, and the other agents and lenders named therein, for the new senior secured credit facilities (the “senior secured credit facilities”), consisting of a $600.0 million term loan facility (the “term loan”), of which $50.0 million was deposited in a cash collateral account in support of issuance of letters of credit under an institutional letter of credit facility (the “institutional letter of credit facility”), and a $100.0 million senior secured revolving credit facility (the “senior revolver”).

On February 27, 2015, NMHI and NMHH, wholly-owned subsidiaries of Civitas, and certain subsidiaries of NMHI, as guarantors, entered into Amendment No. 3 (the “Incremental Amendment”) to the senior credit agreement. The Incremental Amendment provided for an additional $55.0 million term loan, which was funded on February 27, 2015, under the term loan, pursuant to the terms of the senior credit agreement that permit up to $125.0 million of incremental borrowings plus any additional amounts so long as NMHI’s consolidated first lien leverage ratio, as defined in the senior credit agreement, does not exceed 4.50 to 1.00 on a pro forma basis, subject to the conditions set forth in the senior credit agreement. In addition, the Incremental Amendment amended the senior credit agreement to provide that, subject to certain exceptions, if, on or prior to August 27, 2015, NMHI reprices any portion of the term loan and that repricing results in a lower interest rate applicable to the term loan, NMHI will be required to pay a prepayment premium of 1% of the loans being repriced. All of the other terms of the additional $55.0 million term loan are identical to the term loan.

Term loan

As of June 30, 2015 and September 30, 2014, NMHI had $647.2 million and $597.0 million, respectively, of borrowings under the term loan. At June 30, 2015 and September 30, 2014, the variable interest rate on the term loan was 4.25% and 4.75%, respectively.

Senior revolver

The senior revolver includes borrowing capacity available for borrowings on same-day notice, referred to as the “swingline loans.” Any swingline loans or other borrowings under the senior revolver would have maturities less than one year, and would be reflected under current portion of long-term debt on the Company’s consolidated balance sheets.

During the nine months ended June 30, 2015, NMHI had borrowings and repayments of $206.7 million on the senior revolver. At June 30, 2015 and September 30, 2014, NMHI had no outstanding borrowings under the senior revolver. The interest rate for borrowings under the senior revolver was 5.5% and 6.0% as of June 30, 2015 and September 30, 2014, respectively. At September 30, 2014, NMHI had $100.0 million of available credit under the senior revolver. On October 21, 2014, NMHI increased the revolving commitment under the senior revolver by $20.0 million, on terms identical to those applicable to the existing senior revolver. At June 30, 2015, NMHI had $119.1 million of available credit under the senior revolver.

NMHI’s institutional letter of credit facility provided for the issuance of letters of credit up to the $50.0 million limit, subject to certain maintenance and issuance limitations, and letters of credit in excess of that amount reduced availability under the NMHI’s senior revolver. NMHI had $48.4 million and $44.3 million of standby letters of credit issued under the institutional letter of credit facility primarily related to the Company’s workers’ compensation insurance coverage at June 30, 2015 and September 30, 2014, respectively. NMHI also issued $0.9 million of standby letters of credit under the senior revolver at June 30, 2015.

Senior Notes

In February 2011, NMHI issued $250.0 million of 12.5% senior notes due 2018 (the “senior notes”). As of September 30, 2014, NMHI had $212.0 million of aggregate principal amount of senior notes outstanding.

On October 17, 2014, NMHI paid $175.6 million to redeem $162.0 million in aggregate principal of senior notes plus accrued interest of $3.5 million using the net proceeds from the Company’s initial public offering. In accordance with the provisions of the indenture governing the senior notes, the amount paid included an associated call premium of $10.1 million. As a result of this redemption, the Company expensed deferred financing fees of $0.8 million, original issue discount of $3.4 million, and the call premium of $10.1 million resulting in $14.3 million of expense reflected in extinguishment of debt in the statement of operations for the nine months ended June 30, 2015.

On March 4, 2015, NMHI paid $51.9 million to redeem the remaining $50.0 million in aggregate principal of senior notes plus accrued interest of $0.3 million using the net proceeds from the Incremental Amendment. In accordance with the provisions of the indenture governing the senior notes, the amount paid included an associated call premium of $1.6 million. As a result of this redemption, the Company expensed deferred financing fees of $0.2 million, original issue discount of $0.9 million, and the call premium of $1.6 million resulting in $2.7 million of expense reflected in extinguishment of debt in the statement of operations for the nine months ended June 30, 2015.

Covenants

The senior credit agreement contains a springing financial covenant. If, at the end of any fiscal quarter, the Company’s outstanding borrowings of the senior revolver exceeds 30% of the commitments thereunder, it is required to maintain at the end of each such fiscal quarter a consolidated first lien leverage ratio of not more than 5.50 to 1.00. This consolidated first lien leverage ratio will step down to 5.00 to 1.00 commencing with the fiscal quarter ending March 31, 2017. The springing financial covenant was not in effect as of June 30, 2015 or September 30, 2014 as NMHI’s outstanding borrowings of the senior revolver did not exceed the threshold for that quarter.

The senior credit agreement also contains a number of covenants that, among other things, restrict, subject to certain exceptions, NMHI’s ability and that of its subsidiaries to: (i) incur additional indebtedness; (ii) create liens on assets; (iii) engage in mergers or consolidations; (iv) sell assets; (v) pay dividends and distributions or repurchase our capital stock; (vi) enter into swap transactions; (vii) make investments, loans or advances; (viii) repay certain junior indebtedness; (ix) engage in certain transactions with affiliates; (x) enter into sale and leaseback transactions; (xi) amend material agreements governing certain of its junior indebtedness; (xii) change its lines of business; (xiii) make certain acquisitions; and (xiv) limitations on the letter of credit cash collateral account. If NMHI withdraws any of the $50.0 million from the cash collateral account supporting the issuance of letters of credit, it must use the cash to either prepay the term loan facility or to secure any other obligations under the senior secured credit facilities in a manner reasonably satisfactory to the administrative agent. The senior credit agreement contains customary affirmative covenants and events of default.

Derivatives

On January 20, 2015, NMHI entered into two new interest rate swap agreements in an aggregate notional amount of $375.0 million in order to reduce the variability of cash flows of our variable rate debt. The Company entered into these interest rate swaps to hedge the risk of changes in the floating rate of interest on borrowings under the term loan. Under the terms of the swaps, the Company will receive from the counterparty a quarterly payment based on a rate equal to the greater of 3-month LIBOR or 1.00% per annum, and the Company will make payments to the counterparty based on a fixed rate of 1.795% per annum, in each case on the notional amount of $375.0 million, settled on a net payment basis. The swap agreements expire on March 31, 2020.

The fair value of the swap agreement, representing the price that would be received to transfer the asset in an orderly transaction between market participants, was $2.3 million or $1.4 million after taxes, at June 30, 2015. The fair value was recorded in current assets and was determined based on pricing models and independent formulas using current assumptions. The change in fair market value during the nine months ended June 30, 2015 of $2.3 million, net of tax effect of $0.9 million, is included in the consolidated statements of comprehensive income (loss) for the nine months ended June 30, 2015. Hedge ineffectiveness, if any, associated with the swap will be reported by the Company in interest expense. There was no ineffectiveness associated with the swap during the quarter ended June 30, 2015, nor was any amount excluded from ineffectiveness testing for the period.

9. Long-term Debt

The Company’s long-term debt consists of the following as of September 30 (in thousands):

	2014	2013
Term loan principal and interest due in quarterly installments through January 31, 2021, subject to acceleration to November 15, 2017	$597,000	$—
Prior term loan, principal and interest repaid on January 31, 2014	—	546,525
Original issue discount on term loan, net of accumulated amortization	(1,235)	(4,403)
Senior notes, due February 15, 2018; semi-annual cash interest payments due each February 15th and August 15th (interest rate of 12.50%)	212,000	250,000
Original issue discount and initial purchase discount on senior notes, net of accumulated amortization	(4,570)	(7,003)

	803,195	785,119
Less current portion	168,000	5,600

Long-term debt	$635,195	$779,519

On January 31, 2014, National Mentor Holdings, Inc. (“NMHI”) and NMH Holdings, LLC completed a refinancing transaction by entering into the senior secured credit facilities consisting of a term loan facility and a senior revolver. In connection with the refinancing transaction, the prior senior secured credit facilities were repaid and replaced with the senior secured credit facilities. The Company incurred $11.1 million of expenses related to the refinancing transaction including $7.2 million related to the write-off of deferred financing costs and $3.9 million related to the write-off of original issue discount related to the prior indebtedness. These expenses are recorded on the Company’s consolidated statement of operations as extinguishment of debt.

On February 26, 2014, NMHI redeemed $38.0 million aggregate principal amount of the outstanding senior notes, in accordance with the provisions of the indenture governing the senior notes. In connection with the partial redemption of the senior notes, the Company incurred $3.6 million of expenses including $2.4 million related to redemption premium, $1.0 million related to the write- off of original issue discount and initial purchase discount and $0.2 million related to the write-off of deferred financing costs. These expenses are recorded on the Company’s consolidated statement of operations as extinguishment of debt.

As of September 30, 2014 and 2013, the Company did not have any borrowings under the senior revolver.

Senior Secured Credit Facilities

On January 31, 2014, NMHI and NMH Holdings, LLC entered into a new senior credit agreement (the “senior credit agreement”) with Barclays Bank PLC, as administrative agent, and the other agents and lenders named therein, for the new senior secured credit facilities (the “senior secured credit facilities”), consisting of a $600.0 million term loan facility (the “term loan facility”), of which $50.0 million was deposited in a cash collateral account in support of the issuance of letters of credit under an institutional letter of credit facility (the “institutional letter of credit facility”), and a $100.0 million senior secured revolving credit facility (the “senior revolver”). On October 21, 2014, NMHI increased the revolving commitment under the senior secured revolving credit facility (the “Senior Revolver”) by $20.0 million, on terms identical to those applicable to the existing Senior Revolver. The aggregate amount of the revolving commitment under the Senior Revolver is now $120.0 million. As of October 21, 2014, NMHI had no borrowings under the Senior Revolver. The term loan facility has a seven-year maturity and the senior revolver has a five-year maturity; provided, that if the senior notes are not refinanced in full on or prior to the date that is three months prior to February 15, 2018, such maturity dates shall spring forward to November 15, 2017. The senior credit agreement provides that NMHI may make one or more offers to the lenders, and consummate transactions with individual lenders that accept the terms contained in such offers, to extend the maturity date of the lender’s term loans and/or revolving commitments, subject to certain conditions, and any extended term loans or revolving commitments will constitute a separate class of term loans or revolving commitments.

All of the obligations under the senior secured credit facilities are guaranteed by NMH Holdings, LLC and the subsidiary guarantors named therein (the “Subsidiary Guarantors”). Pursuant to the Guarantee and Security Agreement, dated as of January 31, 2014 (the “guarantee and security agreement”), among NMH Holdings, LLC, as parent guarantor, NMHI, certain of its subsidiaries, as subsidiary guarantors, and Barclays Bank, PLC, as administrative agent, subject to certain exceptions, the obligations under the senior secured credit facilities are secured by a pledge of 100% of NMHI’s capital stock and the capital stock of domestic subsidiaries owned by NMHI and any other domestic Subsidiary Guarantor and 65% of the capital stock of any first tier foreign subsidiaries and a security interest in substantially all of NMHI’s tangible and intangible assets and the tangible and intangible assets of NMH Holdings, LLC and each Subsidiary Guarantor.

The senior revolver includes borrowing capacity available for letters of credit and for borrowings on same-day notice, referred to as the “swingline loans.” Any issuance of letters of credit or borrowing on a swingline loan will reduce the amount available under the senior revolver. As of September 30, 2014, NMHI had no borrowings under the senior revolver and $44.3 million of letters of credit issued under the institutional letter of credit facility.

At its option, NMHI may add one or more new term loan facilities or increase the commitments under the senior revolver (collectively, the “incremental borrowings”) in an aggregate amount of up to $125.0 million plus any additional amounts so long as certain conditions, including a consolidated first lien leverage ratio (as defined in the senior credit agreement) of not more than 4.50 to 1.00 on a pro forma basis, are satisfied. In addition, the covenants in the indenture governing the senior notes effectively limit the amount of incremental borrowings that it may incur based on a consolidated leverage ratio (as defined in the indenture) of not more than 6.00 to 1.00 on a pro forma basis.

Borrowings under the senior secured credit facilities bear interest, at our option, at: (i) an ABR rate equal to the greater of (a) the prime rate of Barclays Bank PLC, (b) the federal funds rate plus 1/2 of 1.0%, and (c) the Eurodollar rate for an interest period of one- month beginning on such day plus 100 basis points, plus 2.75% (provided that the ABR rate applicable to the term loan facility will not be less than 2.00% per annum); or (ii) the Eurodollar rate (provided that the Eurodollar rate applicable to the term loan facility will not be less than 1.00% per annum), plus 3.75%. The applicable margin will decrease by 0.50% per annum if our consolidated leverage ratio is less than or equal to 5.00 to 1.00. This decrease will become effective as of the first business day immediately following the first date on which NMHI delivers a quarterly compliance certificate setting forth such calculation. NMHI is also required to pay a commitment fee to the lenders under the senior revolver at an initial rate of 0.50% of the average daily unutilized commitments thereunder. NMHI must also pay customary letter of credit fees.

The senior credit agreement requires NMHI to make mandatory prepayments, subject to certain exceptions, with: (i) beginning in fiscal year 2015, 50% (which percentage will be reduced upon its achievement of certain first lien leverage ratios) of NMHI’s annual excess cash flow; (ii) 100% of net cash proceeds of all non-ordinary course assets sales or other dispositions of property, subject to certain exceptions and thresholds; and (iii) 100% of the net cash proceeds of any debt incurrence, other than debt permitted under the senior credit agreement. Excess cash flow is defined in NMHI’s senior credit agreement as (A) the sum of (i) consolidated net income (as defined in the senior credit agreement), plus (ii) the net decrease in working capital, plus (iii) noncash charges previously deducted from consolidated net income, plus (iv) non-cash losses from assets sales, minus (B) the sum of (i) certain amortization and other mandatory prepayment of indebtedness, plus (ii) unfinanced capital expenditures plus (iii) the cash portion of permitted investments plus (iv) noncash gains previously including in consolidated net income, plus (v) the net increase in working capital, plus (vi) certain cash payments of long-term liabilities, plus (vii) cash restricted payments, plus (viii) cash expenditures not expensed during such period, plus (ix) penalties paid in connection with the repayment of indebtedness, plus (x) certain cash distributions from the SRS business, plus (xi) aggregate unfinanced portion of contract consideration for acquisition or capital expenditures to be consummated, plus (xii) aggregate amount of cash amounts received in such period but excluded from consolidated net income, plus (xiii) certain cash payments in respect of earnout obligations, plus (xiv) certain voluntary prepayments of indebtedness, plus (xv) certain cash payments of non-cash charges added back in a prior period, plus (xvi) all charges or expenses incurred in such period but excluded from consolidated net income. NMHI is required to repay the term loan facility portion of the senior secured credit facilities in quarterly principal installments of 0.25% of the principal amount, with the balance payable at maturity. The senior credit agreement permits NMHI to offer to its lenders newly issued notes in exchange for their term loans in one or more permitted debt exchange offers, subject to the conditions set forth in the senior credit agreement.

Senior Notes

On February 9, 2011, NMHI issued $250.0 million in aggregate principal amount of senior notes at a price equal to 97.7% of their face value. The senior notes mature on February 15, 2018 and bear interest at a rate of 12.50% per annum, payable semi- annually on February 15 and August 15 of each year, beginning on August 15, 2011. The senior notes are unsecured obligations of NMHI and are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by certain of its existing subsidiaries.

On February 26, 2014, NMHI redeemed $38.0 million aggregate principal amount of the outstanding principal amount of senior notes, in accordance with the provisions of the indenture governing them. The redemption price of the senior notes was 106.250% of the principal amount redeemed, plus accrued and unpaid interest to, but not including, the redemption date.

On October 17, 2014, NMHI paid $175.6 million to redeem $162.0 million aggregate principal of senior notes using proceeds from the initial public offering of Civitas. In accordance with the provisions of the indenture governing the senior notes, the amount paid included an associated call premium of $10.1 million and accrued and unpaid interest of $3.5 million. After giving effect to that redemption, $50.0 million in aggregate principal amount of senior notes remain.

Covenants

The senior credit agreement and the indenture governing the senior notes contain negative financial and non-financial covenants, including, among other things, limitations on the ability of NMHI and its subsidiaries to incur additional debt, create liens on assets, transfer or sell assets, pay dividends, redeem stock or make other distributions or investments, and engage in certain transactions with affiliates.

In addition, the senior credit agreement contains a springing financial covenant. If, at the end of any fiscal quarter, the Company’s usage of the senior revolver exceeds 30% of the commitments thereunder, it is required to maintain at the end of each such fiscal quarter a consolidated first lien leverage ratio of not more than 5.50 to 1.00. This consolidated first lien leverage ratio will step down to 5.00 to 1.00 commencing with the fiscal quarter ending March 31, 2017. The springing financial covenant was not in effect as of September 30, 2014 as NMHI’s usage of the senior revolver did not exceed the threshold for that quarter.

The senior credit agreement also contains a number of covenants that, among other things, restrict, subject to certain exceptions, NMHI’s ability and that of its subsidiaries to: (i) incur additional indebtedness; (ii) create liens on assets; (iii) engage in mergers or consolidations; (iv) sell assets; (v) pay dividends and distributions or repurchase our capital stock; (vi) enter into swap transactions; (vii) make investments, loans or advances; (viii) repay certain junior indebtedness; (ix) engage in certain transactions with affiliates; (x) enter into sale and leaseback transactions; (xi) amend material agreements governing certain of its junior indebtedness; (xii) change its lines of business; (xiii) make certain acquisitions; and (xiv) limitations on the letter of credit cash collateral account. If NMHI withdraws any of the $50.0 million from the cash collateral account supporting the issuance of letters of credit, it must use the cash to either prepay the term loan facility or to secure any other obligations under the senior secured credit facilities in a manner reasonably satisfactory to the administrative agent. The senior credit agreement contains customary affirmative covenants and events of default.

Derivatives

NMHI entered into an interest rate swap in a notional amount of $400.0 million effective March 31, 2011. NMHI entered into this interest rate swap to hedge the risk of changes in the floating rate of interest on borrowings under the term loan. Under the terms of the swap, NMHI received from the counterparty a quarterly payment based on a rate equal to the greater of 3-month LIBOR and 1.75% per annum, and NMHI made payments to the counterparty based on a fixed rate of 2.55% per annum, in each case on the notional amount of $400.0 million, settled on a net payment basis. The swap expired on September 30, 2014. NMHI may enter into a new interest rate swap or other hedging agreement, but the timing and type of instrument, notional amount and duration of any such instrument or arrangement have not yet been determined.

Prior to the January 31, 2014 refinancing transaction, the Company accounted for the interest rate swap as a cash flow hedge and the effectiveness of the hedge relationship was assessed on a quarterly basis. The fair value of the swap agreement, representing the price that would be paid to transfer the liability in an orderly transaction between market participants, was recorded in current liabilities and was determined based on pricing models and independent formulas using current assumptions. The change in fair market value was recorded in the consolidated statements of comprehensive loss.

In conjunction with the January 31, 2014 refinancing transaction, the Company de-designated the interest rate swap agreement as a cash flow hedge. Subsequent to the January 31, 2014 refinancing transaction, prospective mark to market adjustments were recognized in earnings and accumulated mark to market adjustments were amortized and recognized in earnings over the term of the interest rate swap agreement which expired on September 30, 2014.

Annual maturities

Annual maturities of the Company’s debt for the fiscal year ended September 30 are as follows:

(In thousands)
2015 (includes $162,000 of senior notes redeemed on October 17, 2014)	$168,000
2016	6,000
2017	6,000
2018	56,000
2019	6,000
Thereafter	567,000

Total	$809,000

Amounts due at any year end may increase as a result of the provision in the senior credit agreement that requires a prepayment of a portion of the outstanding term loan amounts if NMHI generates certain levels of cash flow.